                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                 Distribution Date:      3/15/2000

Section 5.2 - Supplement                                    Class A             Class B             Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                             0.00               0.00                  0.00                0.00

(ii)    Monthly Interest Distributed                      6,783,583.33         585,971.19            786,628.50        8,156,183.02
        Deficiency Amounts                                        0.00               0.00                                      0.00
        Additional Interest                                       0.00               0.00                                      0.00
        Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)   Collections of Principal Receivables            181,750,073.37      15,145,752.90         19,473,308.69      216,369,134.96

(iv)    Collections of Finance Charge Receivables        21,626,523.79       1,802,200.02          2,317,137.85       25,745,861.66

(v)     Aggregate Amount of Principal Receivables                                                                 19,714,840,688.11

                              Investor Interest       1,400,000,000.00     116,666,000.00        150,000,666.67    1,666,666,666.67
                              Adjusted Interest       1,400,000,000.00     116,666,000.00        150,000,666.67    1,666,666,666.67

                                         Series

        Floating Investor Percentage      8.45%                 84.00%              7.00%                 9.00%             100.00%
        Fixed Investor Percentage         8.45%                 84.00%              7.00%                 9.00%             100.00%

(vi)    Receivables Delinquent (As % of
           Total Receivables)
            Current                                                                                                          96.07%
            30 to 59 days                                                                                                     1.22%
            60 to 89 days                                                                                                     0.84%
            90 or more days                                                                                                   1.87%
                                                                                                                           --------
                                 Total Receivables                                                                          100.00%

(vii)   Investor Default Amount                           6,803,512.27         566,956.12            728,950.98        8,099,419.37

(viii)  Investor Charge-Offs                                      0.00               0.00                  0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                0.00               0.00                  0.00

(x)     Servicing Fee                                     1,166,666.67          97,221.67            125,000.56        1,388,888.89

(xi)    Portfolio Yield (Net of Defaulted
          Receivables)                                                                                                       12.71%

(xii)   Reallocated Monthly Principal                                                0.00                  0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  1,400,000,000.00     116,666,000.00        150,000,666.67    1,666,666,666.67

(xiv)   LIBOR                                                                                                              5.88500%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                  20,459,857.13       1,704,978.35          2,192,137.29       24,356,972.77

(xxii)  Certificate Rate                                      6.01500%           6.23500%              6.51000%

------------------------------------------------------------------------------------------------------------------------------------

     By:
        ---------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                                      Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                      Chase Credit Card Master Trust
                                              Series 1997-1

                                                                                        Distribution Date:  3/15/2000

Section 5.2 - Supplement                                    Class A                Class B           Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                          0.00                   0.00                 0.00                0.00

(ii)    Monthly Interest Distributed                   5,535,173.61             476,702.62           648,639.40        6,660,515.64
        Deficiency Amounts                                     0.00                   0.00                                     0.00
        Additional Interest                                    0.00                   0.00                                     0.00
        Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)   Collections of Principal Receivables         149,294,703.12          12,441,181.99        15,995,904.32      177,731,789.43

(iv)    Collections of Finance Charge Receivables     17,764,644.55           1,480,381.90         1,903,359.92       21,148,386.36

(v)     Aggregate Amount of Principal Receivables                                                                 19,714,840,688.11

                       Investor Interest           1,150,000,000.00          95,833,000.00       123,214,619.00    1,369,047,619.00
                       Adjusted Interest           1,150,000,000.00          95,833,000.00       123,214,619.00    1,369,047,619.00

                                        Series

        Floating Investor Percentage       6.94%             84.00%                  7.00%                9.00%             100.00%
        Fixed Investor Percentage          6.94%             84.00%                  7.00%                9.00%             100.00%

(vi)    Receivables Delinquent (As % of Total
          Receivables)
            Current                                                                                                          96.07%
            30 to 59 days                                                                                                     1.22%
            60 to 89 days                                                                                                     0.84%
            90 or more days                                                                                                   1.87%
                                                                                                                            -------
                                 Total Receivables                                                                          100.00%

(vii)   Investor Default Amount                        5,588,599.37             465,714.99           598,780.12        6,653,094.49

(viii)  Investor Charge-Offs                                   0.00                   0.00                 0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00                   0.00                 0.00

(x)     Servicing Fee                                    958,333.33              79,860.83           102,678.85        1,140,873.02

(xi)    Portfolio Yield (Net of Defaulted
          Receivables)                                                                                                       12.71%

(xii)   Reallocated Monthly Principal                                                 0.00                 0.00                0.00

(xiii)  Closing Investor Interest
         (Class A Adjusted)                        1,150,000,000.00          95,833,000.00       123,214,619.00    1,369,047,619.00

(xiv)   LIBOR                                                                                                              5.88500%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                               16,806,311.21           1,400,521.06         1,800,681.07       20,007,513.35

(xxii)  Certificate Rate                                   5.97500%               6.17500%             6.53500%

------------------------------------------------------------------------------------------------------------------------------------


        By:
           ---------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                                                       Distribution Date: 3/15/2000
                                                                                         Period Type: Revolving

Section 5.2 - Supplement                                 Class A             Class B                Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                         0.00                   0.00                   0.00               0.00

(ii)    Monthly Interest Distributed                  7,875,000.00             458,095.13             607,532.18       8,940,627.31
        Deficiency Amounts                                    0.00                   0.00                                      0.00
        Additional Interest                                   0.00                   0.00                                      0.00
        Accrued and Unpaid Interest                                                                         0.00               0.00

(iii)   Collections of Principal Receivables        194,732,221.47          11,064,295.36          15,490,098.54     221,286,615.36

(iv)    Collections of Finance Charge Receivables   l23,171,275.49           1,316,545.53           1,843,173.86      26,330,994.89

(v)     Aggregate Amount of Principal Receivables                                                                 19,714,840,688.11

                         Investor Interest        1,500,000,000.00          85,227,000.00         119,318,455.00   1,704,545,455.00
                         Adjusted Interest        1,500,000,000.00          85,227,000.00         119,318,455.00   1,704,545,455.00

                                      Series

        Floating Investor Percentage     8.65%              88.00%                  5.00%                  7.00%            100.00%
        Fixed Investor Percentage        8.65%              88.00%                  5.00%                  7.00%            100.00%

(vi)    Receivables Delinquent (As % of Total
          Receivables)
            Current                                                                                                          96.07%
            30 to 59 days                                                                                                     1.22%
            60 to 89 days                                                                                                     0.84%
            90 or more days                                                                                                   1.87%
                                                                                                                           --------
                              Total Receivables                                                                             100.00%

(vii)   Investor Default Amount                       7,289,477.44             414,173.53             579,846.12       8,283,497.09

(viii)  Investor Charge-Offs                                  0.00                   0.00                   0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions            0.00                   0.00                   0.00

(x)     Servicing Fee                                 1,250,000.00              71,022.50              99,432.05       1,420,454.55

(xi)    Portfolio Yield (Net of Defaulted
          Receivables)                                                                                                       12.71%

(xii)   Reallocated Monthly Principal                                                0.00                   0.00               0.00

(xiii)  Closing Investor Interest (Class A
         Adjusted)                                1,500,000,000.00          85,227,000.00         119,318,455.00   1,704,545,455.00

(xiv)   LIBOR                                                                                                              5.88500%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                              21,921,275.49           1,245,523.03           1,743,741.82      24,910,540.34

(xxii)  Certificate Rate                                  6.30000%               6.45000%               6.38500%

------------------------------------------------------------------------------------------------------------------------------------

      By:
         ------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                          Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                          Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                             Distribution Date:    3/15/2000
                                                                                                Period Type:       Amortization
Section 5.2 - Supplement                          Class A             Class B                  Collateral                      Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed         19,225,000.00                 0.00              1,901,373.63            21,126,373.63

(ii)    Monthly Interest Distributed           2,841,257.25           104,636.64                 99,660.93             3,045,554.81
        Deficiency Amounts                             0.00                 0.00                                               0.00
        Additional Interest                            0.00                 0.00                                               0.00
        Accrued and Unpaid Interest                                                                   0.00                     0.00

(iii)   Collections of Principal Receivables  32,455,370.24         2,704,570.91                477,404.42            38,637,345.58

(iv)    Collections of Finance
         Charge Receivables                    2,590,548.60           321,818.12                288,036.27             3,200,402.99

(v)     Aggregate Amount of Principal
          Receivables                                                                                             19,714,840,688.11

                  Investor Interest          167,700,000.00        20,833,000.00             18,646,120.88           207,179,120.88
                  Adjusted Interest          167,700,000.00        20,833,000.00             18,646,120.88           207,179,120.88

                                         Series
        Floating Investor Percentage       1.05%     80.94%               10.06%                     9.00%                  100.00%
        Fixed Investor Percentage          1.51%     84.00%                7.00%                     9.00%                  100.00%

(vi)    Receivables Delinquent (As % of
          Total Receivables)
             Current                                                                                                          96.07%
          30 to 59 days                                                                                                        1.22%
          60 to 89 days                                                                                                        0.84%
          90 or more days                                                                                                      1.87%
                                                                                                                          ---------
                       Total Receivables                                                                                     100.00%

(vii)   Investor Default Amount                  814,963.58           101,241.12                 90,613.65             1,006,818.35

(viii)  Investor Charge-Offs                           0.00                 0.00                      0.00                     0.00

(ix)    Reimbursed Investor
          Charge-Offs/Reductions                       0.00                 0.00                      0.00

(x)     Servicing Fee                            139,750.00            17,360.83                 15,538.43               172,649.27

(xi)    Portfolio Yield (Net of
          Defaulted Receivables)                                                                                             12.76%

(xii)   Reallocated Monthly Principal                                       0.00                      0.00                     0.00

(xiii)  Closing Investor Interest
         (Class A Adjusted                   148,475,000.00        20,833,000.00             16,744,747.25           186,052,747.25

(xiv)   LIBOR                                                                                                               5.88500%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Interest Funding Account Balance       1,894,171.50                                                            1,894,171.50

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall                                                                                 0.00

(xix)   Interest Funding Account Investment
          Proceeds                                                                                                         8,598.07

(xxi)   Available Funds                         4,353,568.17           304,457.29                272,497.84            4,930,523.29

(xx)    Certificate Rate                            6.77700%             6.23500%                  6.63500%

------------------------------------------------------------------------------------------------------------------------------------


     By:
        ------------------------
     Name: Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                             Distribution Date:    3/15/2000
                                                                                                Period Type:       Revolving
Section 5.2 - Supplement                           Class A            Class B                  Collateral                      Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                  0.00               0.00                        0.00                     0.00

(ii)    Monthly Interest Distributed           2,921,750.00         251,534.72                  332,593.75             3,505,878.48
        Deficiency Amounts                             0.00               0.00                                                 0.00
        Additional Interest                            0.00               0.00                                                 0.00
        Accrued and Unpaid Interest                                                                   0.00                     0.00

(iii)   Collections of Principal Receivables  77,892,888.59       6,491,074.05                8,345,666.73            92,729,629.36

(iv)    Collections of Finance
          Charge Receivables                  l9,268,510.20         772,375.85                  993,054.68            11,033,940.72

(v)     Aggregate Amount of Principal
          Receivables                                                                                             19,714,840,688.11

                    Investor Interest        600,000,000.00      50,000,000.00               64,285,715.00           714,285,715.00
                    Adjusted Interest        600,000,000.00      50,000,000.00               64,285,715.00           714,285,715.00

                                        Series

        Floating Investor Percentage     3.62%       84.00%              7.00%                       9.00%                  100.00%
        Fixed Investor Percentage        3.62%       84.00%              7.00%                       9.00%                  100.00%

(vi)    Receivables Delinquent (As % of
          Total Receivables)
              Current                                                                                                         96.07%
            30 to 59 days                                                                                                      1.22%
            60 to 89 days                                                                                                      0.84%
            90 or more days                                                                                                    1.87%
                                                                                                                            --------
                         Total Receivables                                                                                   100.00%

(vii)   Investor Default Amount                2,915,790.97         242,982.58                  312,406.18             3,471,179.74

(viii)  Investor Charge-Offs                           0.00               0.00                        0.00                     0.00

(ix)    Reimbursed Investor
          Charge-Offs/Reductions                       0.00               0.00                        0.00

(x)     Servicing Fee                            500,000.00          41,666.67                   53,571.43               595,238.10

(xi)    Portfolio Yield (Net of
           Defaulted Receivables)                                                                                            12.71%

(xii)   Reallocated Monthly Principal                                     0.00                        0.00                     0.00

(xiii)  Closing Investor Interest
          (Class A Adjusted)                 600,000,000.00      50,000,000.00               64,285,715.00           714,285,715.00

(xiv)   LIBOR                                                                                                              5.88500%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)   Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                        8,768,510.20         730,709.18                  939,483.25            10,438,702.63

(xxii)  Certificate Rate                           6.04500%           6.24500%                    6.48500%

------------------------------------------------------------------------------------------------------------------------------------


      By:
         ---------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                            Distribution Date:   03/15/2000
                                                                                                  Period Type:   Revolving
Section 5.2 - Supplement                                              Class A           Class B         Collateral         Total
----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                     0.00             0.00            0.00               0.00

(ii)     Monthly Interest Distributed                              2,580,833.33       151,230.58      209,376.27       2,941,440.18
         Deficiency Amounts                                                0.00             0.00                               0.00
         Additional Interest                                               0.00             0.00            0.00               0.00
         Accrued and Unpaid Interest                                                                                           0.00

(iii)    Collections of Principal Receivables                     64,910,740.49     3,688,098.45    5,163,366.27      73,762,205.21

(iv)     Collections of Finance Charge Receivables                 7,723,758.50       438,848.51      614,391.30       8,776,998.31

(v)      Aggregate Amount of Principal Receivables                                                                19,714,840,688.11

                                        Investor Interest        500,000,000.00    28,409,000.00   39,772,819.00     568,181,819.00
                                        Adjusted Interest        500,000,000.00    28,409,000.00   39,772,819.00     568,181,819.00

                                              Series

         Floating Investor Percentage              2.88%                 88.00%            5.00%           7.00%            100.00%
         Fixed Investor Percentage                 2.88%                 88.00%            5.00%           7.00%            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.07%
               30 to 59 days                                                                                                  1.22%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.87%
                                                                                                                  -----------------
                                        Total Receivables                                                                   100.00%

(vii)    Investor Default Amount                                   2,429,825.81       138,057.84      193,282.04       2,761,165.70

(viii)   Investor Charge-Offs                                              0.00             0.00            0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                        0.00             0.00            0.00

(x)      Servicing Fee                                               416,666.67        23,674.17       33,144.02         473,484.85

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      12.71%

(xii)    Reallocated Monthly Principal                                                      0.00            0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)            500,000,000.00    28,409,000.00   39,772,819.00     568,181,819.00

(xiv)    LIBOR                                                                                                             5.88500%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                           7,307,091.83       415,174.34      581,247.28       8,303,513.46

(xxii)   Certificate Rate                                              6.19400%         6.38800%        6.53500%

----------------------------------------------------------------------------------------------------------------------------------


      By:
             -------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                            Distribution Date:   03/15/2000
                                                                                                  Period Type:   Amortization
Section 5.2 - Supplement                                           Class A           Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                    0.00             0.00            0.00                0.00

(ii)     Monthly Interest Distributed                                     0.00       329,468.93      439,146.28          768,615.20
         Deficiency Amounts                                               0.00             0.00                                0.00
         Additional Interest                                              0.00             0.00                                0.00
         Accrued and Unpaid Interest                                                                       0.00                0.00

(iii)    Collections of Principal Receivables                   103,857,184.78     8,654,678.85   11,127,642.14      123,639,505.77

(iv)     Collections of Finance Charge Receivables               12,358,013.60     1,029,824.17    1,324,083.19       14,711,920.96

(v)      Aggregate Amount of Principal Receivables                                                                19,714,840,688.11

                                             Investor Interest  800,000,000.00    66,666,000.00   85,714,953.00      952,380,953.00
                                             Adjusted Interest  800,000,000.00    66,666,000.00   85,714,953.00      952,380,953.00

                                                   Series

         Floating Investor Percentage                 4.83%             84.00%            7.00%           9.00%             100.00%
         Fixed Investor Percentage                    4.83%             84.00%            7.00%           9.00%             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                     96.07%
                 30 to 59 days                                                                                                1.22%
                 60 to 89 days                                                                                                0.84%
                 90 or more days                                                                                              1.87%
                                                                                                                  -----------------
                                              Total Receivables                                                             100.00%

(vii)    Investor Default Amount                                  3,887,721.30       323,973.54      416,544.81        4,628,239.65

(viii)   Investor Charge-Offs                                             0.00             0.00            0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00            0.00

(x)      Servicing Fee                                              666,666.67        55,555.00       71,429.13          793,650.79

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      12.71%

(xii)    Reallocated Monthly Principal                                                     0.00            0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)           800,000,000.00    66,666,000.00   85,714,953.00      952,380,953.00

(xiv)    LIBOR                                                                                                             5.88500%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvi)    Interest Funding Account Balance                                 0.00                                                 0.00

(xvi)    Accumulation Shortfall                                                                                                0.00

(xvii)   Principal Funding Investment Proceeds                                                                                 0.00

(xviii)  Principal Investment Funding Shortfall                                                                                0.00

(xix)    Interest Funding Account Investment Proceeds                                                                      1,666.54

(xix)    Available Funds                                          11,693,013.47      974,269.17    1,252,654.07       13,919,936.70

(xx)     Certificate Rate                                              5.98931%        6.13500%        6.36000%

------------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                            Distribution Date:   03/15/2000
                                                                                                  Period Type:   Revolving
Section 5.2 - Supplement                                         Class A           Class B       Collateral             Total
----------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                   0.00            0.00             0.00                0.00

(ii)    Monthly Interest Distributed                            3,000,000.00      174,711.25       248,578.18        3,423,289.43
        Deficiency Amounts                                              0.00            0.00                                 0.00
        Additional Interest                                             0.00            0.00             0.00                0.00
        Accrued and Unpaid Interest                                                                                          0.00

(iii)   Collections of Principal Receivables                   77,892,888.59     4,425,614.29    6,196,143.27       88,514,646.14

(iv)    Collections of Finance Charge Receivables               9,268,510.20       526,605.85      737,281.90       10,532,397.95

(v)     Aggregate Amount of Principal Receivables                                                               19,714,840,688.11

                                       Investor Interest      600,000,000.00    34,090,000.00   47,728,182.00      681,818,182.00
                                       Adjusted Interest      600,000,000.00    34,090,000.00   47,728,182.00      681,818,182.00

                                             Series

        Floating Investor Percentage           3.46%                  88.00%            5.00%           7.00%             100.00%
        Fixed Investor Percentage              3.46%                  88.00%            5.00%           7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                      96.07%
              30 to 59 days                                                                                                 1.22%
              60 to 89 days                                                                                                 0.84%
              90 or more days                                                                                               1.87%
                                                                                                                -----------------
                                       Total Receivables                                                                  100.00%

(vii)   Investor Default Amount                                 2,915,790.97       165,665.52      231,942.34        3,313,398.84

(viii)  Investor Charge-Offs                                            0.00             0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00            0.00

(x)     Servicing Fee                                             500,000.00        28,408.33       39,773.49          568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                     12.71%

(xii)   Reallocated Monthly Principal                                                    0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted0          600,000,000.00    34,090,000.00   47,728,182.00      681,818,182.00

(xiv)   LIBOR                                                                                                            5.88500%

(xv)    Principal Funding Account Balance                                                                                    0.00

(xvi)   Accumulation Shortfall                                                                                               0.00

(xviii) Principal Funding Investment Proceeds                                                                                0.00

(xx)    Principal Investment Funding Shortfall                                                                               0.00

(xxi)   Available Funds                                         8,768,510.20       498,197.52      697,508.42        9,964,216.14

(xxii)  Certificate Rate                                            6.00000%         6.15000%        6.53500%

----------------------------------------------------------------------------------------------------------------------------------


      By:
             -------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                            Distribution Date:   03/15/2000
                                                                                                  Period Type:   Revolving
Section 5.2 - Supplement                                    Class A           Class B       Collateral             Total
--------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                  0.00             0.00            0.00                0.00

(ii)    Monthly Interest Distributed                           3,165,229.17       272,492.60      373,871.30        3,811,593.06
        Deficiency Amounts                                             0.00             0.00                                0.00
        Additional Interest                                            0.00             0.00                                0.00
        Accrued and Unpaid Interest                                                                     0.00                0.00

(iii)   Collections of Principal Receivables                  84,383,962.64     7,031,910.34    9,041,225.43      100,457,098.40

(iv)    Collections of Finance Charge Receivables             10,040,886.05       836,730.21    1,075,819.52       11,953,435.77

(v)     Aggregate Amount of Principal Receivables                                                              19,714,840,688.11

                                     Investor Interest       650,000,000.00    54,166,000.00   69,643,524.00      773,809,524.00
                                     Adjusted Interest       650,000,000.00    54,166,000.00   69,643,524.00      773,809,524.00

                                           Series

        Floating Investor Percentage          3.93%                  84.00%            7.00%           9.00%             100.00%
        Fixed Investor Percentage             3.93%                  84.00%            7.00%           9.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                     96.07%
              30 to 59 days                                                                                                1.22%
              60 to 89 days                                                                                                0.84%
              90 or more days                                                                                              1.87%
                                                                                                                 ---------------
                                     Total Receivables                                                                   100.00%

(vii)   Investor Default Amount                                3,158,773.56       263,227.89      338,443.26        3,760,444.71

(viii)  Investor Charge-Offs                                           0.00             0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                      0.00            0.00                0.00

(x)     Servicing Fee                                            541,666.67        45,138.33       58,036.27          644,841.27

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                    12.71%

(xii)   Reallocated Monthly Principal                                                   0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)         650,000,000.00    54,166,000.00   69,643,524.00      773,809,524.00

(xiv)   LIBOR                                                                                                           5.88500%

(xv)    Principal Funding Account Balance                                                                                   0.00

(xvii)  Accumulation Shortfall                                                                                              0.00

(xviii) Principal Funding Investment Proceeds                                                                               0.00

(xx)    Principal Investment Funding Shortfall                                                                              0.00

(xxi)   Available Funds                                        9,499,219.38       791,591.87    1,017,783.25       11,308,594.50

(xxii)  Certificate Rate                                           6.04500%         6.24500%        6.73500%

--------------------------------------------------------------------------------------------------------------------------------


      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                            Distribution Date:   03/15/2000
                                                                                                  Period Type:   Revolving
Section 5.2 - Supplement                                    Class A           Class B       Collateral             Total
--------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                0.00             0.00            0.00                0.00

(ii)    Monthly Interest Distributed                         3,217,590.28       279,037.65      390,022.44        3,886,650.37
        Deficiency Amounts                                           0.00             0.00                                0.00
        Additional Interest                                          0.00             0.00                                0.00
        Accrued and Unpaid Interest                                                                   0.00                0.00

(iii)   Collections of Principal Receivables                84,383,962.64     7,031,910.34    9,041,225.43      100,457,098.40

(iv)    Collections of Finance Charge Receivables           10,040,886.05       836,730.21    1,075,819.52       11,953,435.77

(v)     Aggregate Amount of Principal Receivables                                                            19,714,840,688.11

                                     Investor Interest     650,000,000.00    54,166,000.00   69,643,524.00      773,809,524.00
                                     Adjusted Interest     650,000,000.00    54,166,000.00   69,643,524.00      773,809,524.00

                                           Series

        Floating Investor Percentage          3.93%                84.00%            7.00%           9.00%             100.00%
        Fixed Investor Percentage             3.93%                84.00%            7.00%           9.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                   96.07%
              30 to 59 days                                                                                              1.22%
              60 to 89 days                                                                                              0.84%
              90 or more days                                                                                            1.87%
                                                                                                             -----------------
                                     Total Receivables                                                                 100.00%

(vii)   Investor Default Amount                              3,158,773.56       263,227.89      338,443.26        3,760,444.71

(viii)  Investor Charge-Offs                                         0.00             0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                   0.00             0.00            0.00

(x)     Servicing Fee                                          541,666.67        45,138.33       58,036.27          644,841.27

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                  12.71%

(xii)   Reallocated Monthly Principal                                                 0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted        650,000,000.00    54,166,000.00   69,643,524.00      773,809,524.00

(xiv)   LIBOR                                                                                                         5.88500%

(xv)    Principal Funding Account Balance                                                                                 0.00

(xvii)  Accumulation Shortfall                                                                                            0.00

(xviii) Principal Funding Investment Proceeds                                                                             0.00

(xx)    Principal Investment Funding Shortfall                                                                            0.00

(xxi)   Available Funds                                      9,499,219.38       791,591.87    1,017,783.25       11,308,594.50

(xxii)  Certificate Rate                                         6.14500%         6.39500%        7.04789%

--------------------------------------------------------------------------------------------------------------------------------



      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                        Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                            Distribution Date:   03/15/2000
                                                                                                  Period Type:   Revolving
Section 5.2 - Supplement                                    Class A           Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                               0.00              0.00            0.00                0.00

(ii)    Monthly Interest Distributed                        3,652,187.50        315,928.82      452,154.02        4,420,270.34
        Deficiency Amounts                                          0.00              0.00                                0.00
        Additional Interest                                         0.00              0.00                                0.00
        Accrued and Unpaid Interest                                                                   0.00                0.00

(iii)   Collections of Principal Receivables               97,366,110.73      8,113,842.56   10,432,083.31      115,912,036.61

(iv)    Collections of Finance Charge Receivables          11,585,637.75        965,469.81    1,241,318.33       13,792,425.89

(v)     Aggregate Amount of Principal Receivables                                                            19,714,840,688.11

                                     Investor Interest    750,000,000.00     62,500,000.00   80,357,143.00      892,857,143.00
                                     Adjusted Interest    750,000,000.00     62,500,000.00   80,357,143.00      892,857,143.00

                                          Series

        Floating Investor Percentage         4.53%                84.00%             7.00%           9.00%             100.00%
        Fixed Investor Percentage            4.53%                84.00%             7.00%           9.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                   96.07%
              30 to 59 days                                                                                              1.22%
              60 to 89 days                                                                                              0.84%
              90 or more days                                                                                            1.87%
                                                                                                             -----------------
                                     Total Receivables                                                                 100.00%

(vii)   Investor Default Amount                             3,644,738.72        303,728.23      390,507.72        4,338,974.67

(viii)  Investor Charge-Offs                                        0.00              0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00              0.00            0.00

(x)     Servicing Fee                                         625,000.00         52,083.33       66,964.29          744,047.62

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                  12.71%

(xii)   Reallocated Monthly Principal                               0.00              0.00            0.00

(xiii)  Closing Investor Interest (Class A Adjusted)      750,000,000.00     62,500,000.00   80,357,143.00      892,857,143.00

(xiv)   LIBOR                                                                                                         5.88500%

(xv)    Principal Funding Account Balance                                                                                 0.00

(xvii)  Accumulation Shortfall                                                                                            0.00

(xviii) Principal Funding Investment Proceeds                                                                             0.00

(xx)    Principal Investment Funding Shortfall                                                                            0.00

(xxi)   Available Funds                                    10,960,637.75        913,386.48    1,174,354.05       13,048,378.27

(xxii)  Certificate Rate                                        6.04500%          6.27500%        7.08500%

------------------------------------------------------------------------------------------------------------------------------


      By:
             --------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                                                            Distribution Date:   03/15/2000
                                                                                                  Period Type:   Revolving
Section 5.2 - Supplement                                    Class A           Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                0.00            0.00            0.00                0.00

(ii)    Monthly Interest Distributed                         2,426,736.11      209,608.91      289,931.72        2,926,276.75
        Deficiency Amounts                                           0.00            0.00                                0.00
        Additional Interest                                          0.00            0.00                                0.00
        Accrued and Unpaid Interest                                                                  0.00                0.00

(iii)   Collections of Principal Receivables                64,910,740.49    5,409,141.83    6,954,808.84       77,274,691.16

(iv)    Collections of Finance Charge Receivables            7,723,758.50      643,636.24      827,555.86        9,194,950.60

(v)     Aggregate Amount of Principal Receivables                                                           19,714,840,688.11

                                     Investor Interest     500,000,000.00   41,666,000.00   53,572,096.00      595,238,096.00
                                     Adjusted Interest     500,000,000.00   41,666,000.00   53,572,096.00      595,238,096.00

                                          Series

        Floating Investor Percentage           3.02%               84.00%           7.00%           9.00%             100.00%
        Fixed Investor Percentage              3.02%               84.00%           7.00%           9.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                  96.07%
              30 to 59 days                                                                                             1.22%
              60 to 89 days                                                                                             0.84%
              90 or more days                                                                                           1.87%
                                                                                                              ---------------
                                     Total Receivables                                                                100.00%

(vii)   Investor Default Amount                              2,429,825.81      202,482.24      260,341.72        2,892,649.78

(viii)  Investor Charge-Offs                                         0.00            0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                   0.00            0.00                0.00

(x)     Servicing Fee                                          416,666.67       34,721.67       44,643.41          496,031.75

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                 12.71%

(xii)   Reallocated Monthly Principal                                                0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)       500,000,000.00   41,666,000.00   53,572,096.00      595,238,096.00

(xiv)   LIBOR                                                                                                        5.88500%

(xv)    Principal Funding Account Balance                                                                                0.00

(xvii)  Accumulation Shortfall                                                                                           0.00

(xviii) Principal Funding Investment Proceeds                                                                            0.00

(xx)    Principal Investment Funding Shortfall                                                                           0.00

(xxi)   Available Funds                                      7,307,091.83      608,914.58      782,912.45        8,698,918.86

(xxii)  Certificate Rate                                         6.02500%        6.24500%        6.78500%

------------------------------------------------------------------------------------------------------------------------------


      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                  Distribution Date:  3/15/2000
                                                                        Period Type:  Revolving
Section 5.2 - Supplement                                                                   Total
---------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                     0.00                                  0.00

(ii)   Monthly Interest Distributed

       Class A Note Interest Requirement         4,717,500.00
       Class B Note Interest Requirement           279,708.54
       Net Class C Note Interest Requirement       307,492.98                          5,304,701.52

(iii)  Collections of Principal Receivables                                          125,395,866.69

(iv)   Collections of Finance Charge Receivables                                      14,920,911.14

(v)    Aggregate Amount of Principal Receivables                                  19,714,840,688.11

                 Investor Interest                                                   965,910,000.00
                 Adjusted Interest                                                   965,910,000.00


       Floating Investor Percentage                                                           4.90%
       Fixed Investor Percentage                                                              4.90%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                         96.07%
             30 to 59 days                                                                    1.22%
             60 to 89 days                                                                    0.84%
             90 or more days                                                                  1.87%
                                                                                     --------------
                                   Total Receivables                                        100.00%

(vii)  Investor Default Amount                                                         4,693,986.10

(viii) Investor Charge-Offs                                                                    0.00

(ix)   Reimbursed Investor Charge-Offs                                                         0.00

(x)    Servicing Fee                                                                     804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                        12.71%

(xii)  Reallocated Monthly Principal                                                           0.00

(xiii) Accumulation Shortfall                                                                  0.00

(xiv)  Principal Funding Investment Proceeds                                                   0.00

(xv)   Principal Funding Investment Shortfall                                                  0.00

(xvi)  Available Investor Finance Charge Collections                                  14,115,986.14

(xvii) Note Rate                   Class A       6.66000%
                                   Class B       6.95000%
                                   Class C       6.83500%




---------------------------------------------------------------------------------------------------------



      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President